SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND,
SPARTAN(registered trademark) U.S. GOVERNMENT MONEY MARKET FUND, AND SPARTAN(registered trademark) MONEY MARKET FUND JUNE 18, 1998
PROSPECTUS

   SHAREHOLDER MEETING    .    On or about May 19, 1999, a meeting of
the shareholders of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund will be held to approve various proposals, including modifications to the funds' management contracts and a modification to the fundamental investment objective for Spartan Money Market Fund. Shareholders of record on March 22, 1999 are entitled to vote at the meeting. The proposed management contract modifications include a proposal to modify the list of enumerated expenses borne directly by each fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed contract modifications also include a proposal to allow Fidelity Management &
Research Company and the trust, on     behalf of the funds, to modify
its    management contract subject to the requirements of the
Investment Company Act of 1940

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

The following information replaces the similar information found in the fifth paragraph under "Investment Principles and Risks" on page 12.

THE FUNDS comply with industry- standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.